SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:  APRIL 2, 2001
DATE OF EARLIEST EVENT REPORTED:  APRIL 2, 2001

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                    1-12929                       36-4135495
 (State or other        (Commission File Number)            (I.R.S. Employer
 jurisdiction of                                         Identification Number)
 incorporation or
  organization)

                        1375 LENOIR RHYNE BOULEVARD,
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (828) 324-2200
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Item 5.   Other Events.
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     On April 2, 2001, the registrant issued the press release filed as
Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits.
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            Exhibit      Description
            -------      -----------


            99.1         Press Release issued April 2, 2001

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: April 2, 2001


                                      COMMSCOPE, INC.


                                      By:  /s/ Jearld L. Leonhardt
                                         ---------------------------------
                                           Jearld L. Leonhardt
                                           Executive Vice President and
                                           Chief Financial Officer

                               EXHIBIT INDEX

            Exhibit      Description
            -------      -----------


            99.1         Press Release issued April 2, 2001